UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

Northern Tier Energy LLC

(Exact name of registrant as specified in its charter)

Delaware	333-178458	27-3005162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38C Grove Street, Suite 100 Ridgefield, Connecticut		06877
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 244-6550

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 2, 2012, Northern Tier Energy LP filed with the Securities and Exchange Commission Amendment No. 4 to its Registration Statement on Form S-1 (File No. 333-178457)(the “Registration Statement”), reporting Northern Tier Energy LLC’s (the “Company”) preliminary estimates of selected second quarter 2012 financial results. Attached as Exhibit 99.1 to this Current Report on Form 8-K is an excerpt from the Registration Statement containing the Company’s preliminary estimates of selected second quarter 2012 financial results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Excerpt from Amendment No. 4 to the Registration Statement on Form S-1 of Northern Tier Energy LP (File No. 333-178457), filed July 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Northern Tier Energy LLC

(Registrant)

Date: July 9, 2012	By:	/s/ Peter T. Gelfman
Peter T. Gelfman
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Excerpt from Amendment No. 4 to the Registration Statement on Form S-1 of Northern Tier Energy LP (File No. 333-178457), filed July 2, 2012.